Exhibit 99.1

PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of PDC Energy, Inc. (the "Company") and have been adjusted to give effect to the divestiture of the Company's interests in the Marcellus Shale basin assets and liabilities held by PDC Mountaineer, LLC, a Delaware limited liability company (the “Divestiture”). The unaudited pro forma condensed consolidated balance sheet as of June 30, 2014 gives effect to the Divestiture as if it had occurred on June 30, 2014. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011 and the six month periods ended June 30, 2014 and 2013 give effect to the Divestiture as if it had occurred on January 1, 2011. The unaudited pro forma condensed consolidated financial statements include pro forma adjustments that are based on the best information available and assumptions that management believes are reasonable, factually supportable and are expected to have a continuing impact to the Company. The unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not intended to reflect the Company’s financial position and results of operations had the Divestiture and related transactions occurred as of the dates indicated and are not necessarily indicative of the Company’s future financial position or results of operations.

The unaudited pro forma condensed consolidated information should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes which are included in its Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2014, and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014, as filed with the SEC on August 8, 2014.

The pro forma condensed consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011 and the six month periods ended June 30, 2014 and 2013 include the following adjustments:

•	Natural gas, NGL and crude oil sales and well operations, pipeline and other income have been adjusted downward to reflect the reduction in revenue related to the Divestiture;

•	Sales from natural gas marketing and cost of natural gas marketing have been adjusted upward to reflect recognition of activity between the gas marketing segment and the Divestiture;

•	Commodity price risk management has been adjusted upward/downward to reflect the increase/decrease in gain/loss related to the derivative financial instruments included in the Divestiture;

•
Production costs, exploration expense, impairment of natural gas and crude oil properties, depreciation, depletion and amortization, general and administrative expense, accretion of asset retirement obligations, gain (loss) on sale of properties and equipment, interest expense, interest income and provision for income taxes have been adjusted downward to reflect the costs and expenses directly associated with the Divestiture;

•	Income taxes are reflected using statutory tax rates; and

•	Earnings per share from continuing operations reflect the effect of the above-mentioned revenue and expense adjustments.

The pro forma condensed consolidated balance sheet as of June 30, 2014 includes the following adjustments:

•	Net pre-tax proceeds of approximately $190 million, comprised of $150 million in cash and a $40 million promissory note, included in other assets;

•
The adjustment to other current assets, properties and equipment, net, other assets, current liabilities, long-term debt, deferred income taxes, asset retirement obligations and other liabilities reflects a reduction in the book value of the assets and related liabilities being divested; and

•	The after-tax net gain on the transaction is reflected as an adjustment to retained earnings, deferred income taxes, current assets and current liabilities.

PDC ENERGY, INC.
Pro Forma Condensed Consolidated Statements of Operations
(unaudited; in thousands, except per share data)

	Six Months Ended June 30,
	2014			2013
	As Reported	Pro Forma Adjustments	Pro Forma	As Reported	Pro Forma Adjustments	Pro Forma
Revenues:
Natural gas, NGLs and crude oil sales	$269,768	$(18,738)	$251,030	$156,976	$(7,331)	$149,645
Sales from natural gas marketing	49,352	16,080	65,432	31,749	7,488	39,237
Commodity price risk management gain (loss), net	(80,566)	3,014	(77,552)	2,369	(306)	2,063
Well operations, pipeline income and other	1,180	(51)	1,129	2,037	(22)	2,015
Total revenues	239,734	305	240,039	193,131	(171)	192,960
Costs, expenses and other:
Production costs	47,958	(6,102)	41,856	32,034	(3,378)	28,656
Cost of natural gas marketing	49,298	16,080	65,378	31,801	7,488	39,289
Exploration expense	584	(1)	583	3,126	(321)	2,805
Impairment of natural gas and crude oil properties	1,917	(160)	1,757	47,961	(403)	47,558
General and administrative expense	64,277	(2,352)	61,925	30,898	(1,979)	28,919
Depreciation, depletion, and amortization	100,382	(7,856)	92,526	55,749	(4,830)	50,919
Accretion of asset retirement obligations	1,716	(33)	1,683	2,320	(10)	2,310
(Gain) loss on sale of properties and equipment	362	193	555	(47)	16	(31)
Total cost, expenses and other	266,494	(231)	266,263	203,842	(3,417)	200,425
Income (loss) from operations	(26,760)	536	(26,224)	(10,711)	3,246	(7,465)
Interest expense	(25,890)	1,513	(24,377)	(26,446)	520	(25,926)
Interest income	403	(132)	271	3	—	3
Income (loss) from continuing operations before income taxes	(52,247)	1,917	(50,330)	(37,154)	3,766	(33,388)
Provision for income taxes	21,933	(728)	21,205	12,701	(1,431)	11,270
Income (loss) from continuing operations attributable to shareholders	$(30,314)	$1,189	$(29,125)	$(24,453)	$2,335	$(22,118)

Earnings per share from continuing operations:
Basic	$(0.85)		$(0.82)	$(0.81)		$(0.73)
Diluted	$(0.85)		$(0.82)	$(0.81)		$(0.73)

Weighted-average common shares outstanding:
Basic	35,726		35,726	30,301		30,301
Diluted	35,726		35,726	30,301		30,301

PDC ENERGY, INC.
Pro Forma Condensed Consolidated Statements of Operations
(unaudited; in thousands, except per share data)

	Year Ended December, 31
	2013			2012			2011
	As Reported	Pro Forma Adjustments	Pro Forma	As Reported	Pro Forma Adjustments	Pro Forma	As Reported	Pro Forma Adjustments	Pro Forma
Revenues:
Natural gas, NGL and crude oil sales	$359,398	$(18,603)	$340,795	$238,361	$(10,371)	$227,990	$223,297	$(7,250)	$216,047
Sales from natural gas marketing	69,787	17,350	87,137	45,371	10,689	56,060	63,470	11,305	74,775
Commodity price risk management gain (loss), net	(23,905)	(14)	(23,919)	32,339	(3,060)	29,279	46,090	(6,873)	39,217
Well operations, pipeline income and other	6,034	(32)	6,002	4,534	(38)	4,496	4,432	(19)	4,413
Total revenues	411,314	(1,299)	410,015	320,605	(2,780)	317,825	337,289	(2,837)	334,452

Costs, expenses and other:
Production costs	73,390	(8,540)	64,850	54,700	(5,317)	49,383	44,832	(2,579)	42,253
Cost of natural gas marketing	70,084	17,350	87,434	45,023	10,689	55,712	62,831	11,305	74,136
Exploration expense	7,039	(705)	6,334	20,894	(2,692)	18,202	5,734	(2,670)	3,064
Impairment of natural gas and crude oil properties	53,435	(926)	52,509	5,895	(875)	5,020	2,301	(591)	1,710
General and administrative expense	63,969	(4,012)	59,957	58,815	(4,031)	54,784	61,454	(4,265)	57,189
Depreciation, depletion and amortization	127,260	(11,636)	115,624	98,778	(7,667)	91,111	87,633	(4,613)	83,020
Accretion of asset retirement obligations	4,586	(20)	4,566	3,687	(17)	3,670	1,398	—	1,398
(Gain) loss on sale of properties and equipment	1,392	630	2,022	(4,353)	4,170	(183)	(196)	113	(83)
Total costs, expenses and other	401,155	(7,859)	393,296	283,439	(5,740)	277,699	265,987	(3,300)	262,687
Income from operations	10,159	6,560	16,719	37,166	2,960	40,126	71,302	463	71,765
Loss on extinguishment of debt	—	—	—	(23,283)	—	(23,283)	—	—	—
Interest expense	(51,898)	1,755	(50,143)	(48,287)	783	(47,504)	(36,985)	228	(36,757)
Interest income	470	(11)	459	8	(2)	6	47	(3)	44
Income (loss) from continuing operations before income taxes	(41,269)	8,304	(32,965)	(34,396)	3,741	(30,655)	34,364	688	35,052
Provision for income taxes	14,797	(3,156)	11,641	12,701	(1,422)	11,279	(11,800)	(261)	(12,061)
Income (loss) from continuing operations attributable to shareholders	$(26,472)	$5,148	$(21,324)	$(21,695)	$2,319	$(19,376)	$22,564	$427	$22,991

Earnings per share from continuing operations:
Basic	$(0.82)		$(0.66)	$(0.78)		$(0.70)	$0.96		$0.98
Diluted	$(0.82)		$(0.66)	$(0.78)		$(0.70)	$0.95		$0.96

Weighted-average common shares outstanding:
Basic	32,426		32,426	27,677		27,677	23,521		23,521
Diluted	32,426		32,426	27,677		27,677	23,871		23,871

PDC ENERGY, INC.
Pro Forma Condensed Consolidated Balance Sheet
(unaudited; in thousands, except share and per share data)

	June 30, 2014
	As Reported	Pro Forma Adjustments	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$40,357	$149,512	$189,869
Other current assets	173,211	(18,849)	154,362
Total current assets	213,568	130,663	344,231
Properties and equipment, net	1,828,721	(170,415)	1,658,306
Other assets	44,136	33,181	77,317
Total Assets	$2,086,425	$(6,571)	$2,079,854

Liabilities and Shareholders' Equity
Liabilities
Current liabilities	$381,335	$8,779	$390,114
Long-term debt	562,000	(62,000)	500,000
Deferred income taxes	116,948	2,040	118,988
Asset retirement obligations	38,911	(265)	38,646
Other liabilities	43,960	(2,632)	41,328
Total liabilities	1,143,154	(54,078)	1,089,076

Commitments and contingent liabilities

Equity
Shareholders' equity:
Preferred shares, par value $0.01 per share; authorized 50,000,000 shares; issued: none	—	—	—
Common shares, par value $0.01 per share; 150,000,000 authorized shares; issued: 35,857,560	359	—	359
Additional paid-in capital	681,019	—	681,019
Retained earnings	262,953	47,507	310,460
Treasury shares, at cost 18,580	(1,060)	—	(1,060)
Total shareholders' equity	943,271	47,507	990,778
Total Liabilities and Equity	$2,086,425	$(6,571)	$2,079,854